AMENDED AND RESTATED
                            PARTICIPATION AGREEMENT

                                     AMONG

                         MFS VARIABLE INSURANCE TRUST,
                  AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                          IDS LIFE INSURANCE COMPANY
                                      AND
                   MASSACHUSETTS FINANCIAL SERVICES COMPANY

      THIS AMENDED AND RESTATED AGREEMENT ("Agreement"), made and entered into this 9th day of June, 2006 by and among the following parties:

      o AMERICAN ENTERPRISE LIFE INSURANCE COMPANY ("American Enterprise Life"), organized under the laws of the State of Indiana, on its own behalf and on behalf of each of its segregated asset accounts named in Schedule A to this Agreement, as may be amended from time to time (the "Accounts");

      o IDS LIFE INSURANCE COMPANY ("IDS Life"), organized under the laws of the State of Minnesota, on its own behalf and on behalf of each of its segregated asset accounts named in Schedule A to this Agreement, as may be amended from time to time (the "Accounts");

each of American Enterprise Life and IDS Life hereinafter also referred to as a "Company";

      o MFS VARIABLE INSURANCE TRUST (the "Trust"), a Massachusetts business trust; and,

      o MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), a Delaware corporation.

      WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered or will be registered under the Securities Act of 1933, as amended (the "1933 Act");

      WHEREAS, shares of beneficial interest of the Trust are divided into several series of shares, each representing the interests in a particular managed pool of securities and other assets;

      WHEREAS, certain series of shares of the Trust are divided into two separate share classes, an Initial Class and a Service Class, and the Trust on behalf of the Service Class has adopted a Rule l2b-1 plan under the 1940 Act pursuant to which the Service Class pays a distribution fee;

      WHEREAS, the series of shares of the Trust (each, a "portfolio," and, collectively, the Portfolios") and the classes of shares of those Portfolios (the "Shares") offered by the Trust to the Company and the Accounts are set forth on Schedule A attached hereto;

      WHEREAS, MFS is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law, and is the Trust's investment adviser;

      WHEREAS, the Company will issue certain variable annuity and/or variable life insurance contracts (individually, the "Policy" or, collectively, the "Policies") which, if required by applicable law, will be registered under the 1933 Act;

      WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of the Company, to set aside and invest assets attributable to the aforesaid variable annuity and/or variable life insurance contracts that are allocated to the Accounts (the Policies and the Accounts covered by this Agreement, and each corresponding Portfolio covered by this Agreement in which the Accounts invest, is specified in Schedule A attached hereto as may be modified from time to time);

      WHEREAS, the Company has registered or will register the Accounts as unit investment trusts under the 1940 Act (unless exempt therefrom);

      WHEREAS, MFS Fund Distributors, Inc. (the "Underwriter") is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD");

      WHEREAS, IDS Life is the underwriter of the Policies it issues and is registered as a broker-dealer with the SEC under the 1934 Act and is a member in good standing of the NASD; and

      WHEREAS, Ameriprise Financial Services, Inc. is the underwriter of the Policies issued by American Enterprise Life and is registered as a broker-dealer with the SEC under the 1934 Act and is a member in good standing of the NASD; and

      WHEREAS, Riversource Distributors, Inc. will become the underwriter of the Policies effective January 1, 2007, and is registered as a broker-dealer with the SEC under the 1934 Act and is a member in good standing of the NASD; and

      WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase the Shares of the Portfolios as specified in Schedule A attached hereto on behalf of the Accounts to fund the Policies, and the Trust intends to sell such Shares to the Accounts at net asset value;

      NOW, THEREFORE, in consideration of their mutual promises, the Trust, MFS, and the Company agree as follows:

      ARTICLE A. AMENDMENT AND RESTATEMENT; FORM OF AGREEMENT

      A.1. The Trust and MFS acknowledge the planned merger of American Enterprise Life with and into IDS Life (the "Merger") and the "intact transfer" (the "Transfer") of the Accounts of American Enterprise Life to IDS Life by operation of law and incident to the Merger, on December 31, 2006 at 10:59:59 p.m. Central Time (the "Effective Time"), subject to all necessary regulatory approvals being obtained in connection with the Merger and the Transfer, and the re-naming of IDS Life to RiverSource Life Insurance Company simultaneously with the Merger. On and after the Effective Time, all references in this Agreement and its Schedule to American Enterprise Life and IDS Life shall mean and refer to RiverSource Life Insurance Company. The Trust and MFS consent to the transfer of the rights and obligations of American Enterprise Life under this Agreement to IDS Life at the Effective Time of the Merger.

      A.2. This Agreement shall amend and supersede the following agreements as of the date stated above among the Company named therein, the Trust and MFS with respect to all investments by the Company named therein and its Accounts prior to the date of this Agreement, as though identical separate agreements had been executed by the parties hereto on the dates as indicated below:

            o Participation Agreement, dated September 1, 1999 by and among American Enterprise Life, the Trust and MFS, as amended by the following documents: (a) Amendment to Participation Agreement dated June 29, 2001; (b) Amendment to Participation Agreement dated February 28, 2002; (c) Amendment to Participation Agreement dated May 1, 2002, (d) Amendment to Participation Agreement dated July 15, 2002;
                  (e) Amendment to Participation Agreement dated January 3, 2003; (f) Amendment to Participation Agreement dated April 30, 2004; (g) Amendment to Participation Agreement dated December 15, 2004; and (h) Amendment to Participation Agreement dated December 7, 2005.

            o Participation Agreement, dated March 1, 2000 by and among IDS Life, the Trust and MFS, as amended by the following documents: (a) Amendment to Participation Agreement dated June 29, 2001; (b) Amendment to Participation Agreement dated February 13, 2002; (c) Amendment to Participation Agreement dated March 31, 2002; (d) Amendment to Participation Agreement dated September 15, 2002; (e) Amendment to Participation Agreement dated September 30, 2003; and (f) Amendment to Participation Agreement dated December 7, 2005.

      A.3. Each party acknowledges that Riversource Distributors, Inc. will become the underwriter of the Policies effective January 1, 2007.

      Although the parties have executed this Agreement in this form for administrative convenience, this Agreement shall constitute a separate participation agreement with each Company until the Effective Time of the Merger.

ARTICLE I. SALE OF TRUST SHARES
           --------------------

      1.1. The Trust agrees to sell to the Company those Shares which the Accounts order (based on orders placed by Policy owners prior to the pricing time set forth in the applicable Portfolio's prospectus, e.g. the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on that Business Day, as defined below) and which are available for purchase by such Accounts, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the Shares. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from Policy owners and receipt by such designee shall constitute receipt by the Trust; provide that the Trust receives notice of such orders by 10:00 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the NYSE is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC. The Company will ensure that orders for transactions in Shares by Policy owners comply with each Portfolio's prospectus (including statement of additional information) restrictions with respect to purchases, redemptions and exchanges. The Company will not engage in, authorize, or facilitate market timing or late trading in Shares and will take all reasonable steps necessary to identify and prevent market timing and late trading in Shares by Policy owners.

      1.2. The Trust agrees to make the Shares available indefinitely for purchase at the applicable net asset value, per share by the Company and the Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the SEC and the Trust shall calculate such net asset value on each day which the NYSE is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Trust (the "Board") may refuse to sell any Shares to the Company and the Accounts, or suspend or terminate the offering of the Shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interest of the Shareholders of such Portfolio.

      1.3. The Trust and MFS agree that the Shares will be sold only to insurance companies which have entered into participation agreements with the Trust and MFS (the "Participating Insurance Companies") and their separate accounts, qualified pension and retirement plans, MFS or its affiliates, and any other person or plan permitted to hold shares of the Trust pursuant to Treasury Regulation 1.817-5 without impairing the ability of the Company, on behalf of its Accounts, to consider the Shares as constituting investments of the separate accounts for the purpose of satisfying the diversification requirements of Section 817(h). The Trust and MFS will not sell Trust shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles III and VII of this Agreement is in effect to govern such sales. The Company will not resell the Shares except to the Trust or its agents.

      1.4. The Trust agrees to redeem for cash or, to the extent permitted by applicable law, in-kind, on the Company's request, any full or fractional Shares held by the Accounts (based on orders placed by Policy owners prior to the close of regular trading on the NYSE on that Business Day), executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 9:00 a.m. New York time on the next following Business Day.

      1.5. Purchase, redemption and exchange orders for each subaccount of the Accounts that invest in each Portfolio shall be netted against each other, and one net order per subaccount Portfolio shall be submitted by the Company to the Trust or its designee. With respect to payment of the purchase price by the Company and of redemption proceeds by the Trust, the Company and the Trust shall net purchase, exchange and redemption orders against each other with respect to all Portfolios and shall transmit one net payment for all of the Portfolios in accordance with Section 1.6 hereof.

      1.6. In the event of net purchases, the Company's bank shall initiate the wire of payment of the Shares by 2:00 p.m. New York time on the next Business Day after an order to purchase the Shares is made in accordance with the provisions of Section 1.1. hereof. In the event of net redemptions, the Trust's bank shall initiate the wire of payment of the redemption proceeds by 3:00 p.m. New York time on the next Business Day after an order to redeem the shares is made in accordance with the provisions of Section 1.4. hereof. All such payments shall be in federal funds transmitted by wire.

      1.7. Issuance and transfer of the Shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. The Shares ordered from the Trust will be recorded in an appropriate title for the Accounts or the appropriate subaccounts of the Accounts.

      1.8. The Trust shall furnish same day notice (by wire or telephone followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's Shares in additional Shares of that Portfolio. The Trust shall notify the Company of the number of Shares so issued as payment of such dividends and distributions.

      1.9. The Trust or its custodian shall make the net asset value per share for each Portfolio available to the Company on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time. The Trust shall notify the Company as soon as possible if it is determined that the net asset value per share will be available after 6:30 p.m. New York time on any Business Day, and the Trust and the Company will mutually agree upon a final deadline for timely receipt of the net asset value on such Business Day. In the event that the Trust is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of Shares. Such additional time shall be equal to the additional time which the Trust takes to make the net asset value available to the Company. If the Trust provides materially incorrect share net asset value information, the Trust shall make an adjustment to the number of shares purchased or redeemed for the Accounts to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains information shall be reported promptly upon discovery to the Company.

      1.10 The Company will cooperate with the Trust or its designee's requests in taking steps to deter and detect short-term trading and other abusive trading practices by any Policy owner in accordance with the following provisions.

(a) AGREEMENT TO PROVIDE INFORMATION. To the extent Company is a financial intermediary as defined in Rule 22c-2 of the 1940 Act, Company agrees to provide the Trust or its designee, upon written request, the taxpayer identification number ("TIN")(or in the case of non-U.S. Policy owners, if the taxpayer identification number is unavailable, the International Taxpayer Identification Number ("ITIN") or other government issued identifier), if known, of any or all Policy owner(s) and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held in a Portfolio of the Trust through an Account maintained by Company during the period covered by the request.

      (1) PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Trust or its designee may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Trust for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Trust.

      (2) FORM AND TIMING OF RESPONSE. Company agrees to transmit the requested information that is on Company's books and records to the Trust or its designee promptly and in a secure manner, but in any event not later than fourteen (14) business days, after receipt of a request. If the requested information is not on Company's books and records but on the books and records of an indirect intermediary, Company agrees to:
      (i) use reasonable efforts to provide or arrange to provide to the Trust or its designee the requested information regarding Policy owners who hold an account with an indirect intermediary; or (ii) if directed by the Trust or its designee, block further purchases of Trust Shares from such indirect intermediary. In such instance, Company agrees to inform the Trust or its designee whether Company plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Trust should be consistent with the NSCC Standardized Data Reporting

      Format. For purposes of this provision, an "indirect intermediary" has the same meaning as in Rule 22c-2 under the 1940 Act.

      (3) LIMITATIONS ON USE OF INFORMATION. The Trust agrees that the information provided to the Trust or its designee by the Company under this Section 1.10 is subject to the confidentiality standards set forth in Section 13.1 of this Agreement.

(b) AGREEMENT TO RESTRICT TRADING. Company agrees to execute written instructions from the Trust or its designee to restrict or prohibit further purchases or exchanges of Shares by a Policy owner that has been identified by the Trust or its designee as having engaged in transactions of the Trust's Shares (directly or indirectly through the Company's Account) that violate policies established by the Trust for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Trust.

      (1) FORM OF INSTRUCTIONS. Instructions must include the TIN (or ITIN or other government issued identifier) and the specific restriction(s) to be executed. If the TIN (or ITIN or other government issued identifier) is not known, the Trust or its designee will contact the Company and the Company will again provide the Trust or its designee with the TIN (or ITIN or other government issued identifier).

      (2) TIMING OF RESPONSE. Company agrees to execute instructions as soon as reasonably practicable, but not later than seven (7) business days after Company's receipt of the instructions.

      (3) CONFIRMATION BY COMPANY. Company must provide written confirmation to the Trust or its designee that instructions have been executed. Company agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

(c) IDENTIFICATION OF INVESTMENT PROFESSIONAL OR SELLING FIRM. When the Trust or its designee has given the Company a written instruction pursuant to Section 1.10(b) to restrict or prohibit further purchases by a Policy onwer of the Trust's shares, the Trust or its designee may request and the Company will provide the Trust or its designee with the name or other identifier of any investment professional who is listed on the Company's records as the agent of record for the restricted Policy if the investment professional is employed by a broker dealer affiliate of the Company. If the restricted Policy was sold by a broker dealer firm unaffiliated with the Company, the Company will provide the Trust or its designee with the name of the selling broker dealer firm.

ARTICLE II. CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS
            -------------------------------------------------

      2.1. The Company represents and warrants that the Policies are or will be registered under the 1933 Act or are exempt from or not subject to registration thereunder, and that the Policies will be issued, sold, and distributed in compliance in all material respects with all applicable state and federal laws, including without limitation the 1933 Act, the Securities

Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account as a segregated asset account under applicable law and has registered or, prior to any issuance or sale of the Policies, will register the Accounts as unit investment trusts in accordance with the provisions of the 1940 Act (unless exempt therefrom) to serve as segregated investment accounts for the Policies, and that it will maintain such registration for so long as any Policies are outstanding. The Company shall amend the registration statements under the 1933 Act for the Policies and the registration statements under the 1940 Act for the Accounts from time to time as required in order to effect the continuous offering of the Policies or as may otherwise be required by applicable law. The Company shall register and qualify the Policies for sales in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

      2.2. The Company represents and warrants that the Policies are currently and at the time of issuance are intended to be treated as life insurance, endowment or annuity contracts under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), that it will maintain such treatment and that it will notify the Trust or MFS immediately upon having a reasonable basis for believing that the Policies have ceased to be so treated or that they might not be so treated in the future.

      2.3. IDS Life represents and warrants that as the underwriter for the Policies it issues, it is a member in good standing of the NASD and is a registered broker-dealer with the SEC. American Enterprise Life represents and warrants that Ameriprise Financial Services, Inc., the underwriter for the Policies issued by American Enterprise Life, is a member in good standing of the NASD and is a registered broker-dealer with the SEC. The Company represents and warrants that Riversource Distributors, Inc., an affiliate, is and shall remain registered with the SEC as a broker-dealer, and is and shall remain a member in good standing of the NASD when Riversource Distributors, Inc. becomes the underwriter of the Policies on January 1, 2007 and for so long as it shall continue to serve as the underwriter of the Policies. The Company represents and warrants that the Company will sell and distribute the Policies in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

      2.4. The Trust and MFS represent and warrant that the Shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the Commonwealth of Massachusetts and all applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares. The Trust shall register and qualify the Shares for sale in accordance with the laws of the various states only if and to the extent deemed necessary by the Trust.

      2.5. MFS represents and warrants that the Underwriter is and shall remain a member in good standing of the NASD and is and shall remain registered as a broker-dealer with the

SEC. The Trust and MFS represent that the Trust and the Underwriter will sell and distribute the Shares in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

      2.6. The Trust represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and any applicable regulations thereunder.

      2.7. MFS represents and warrants that it is and shall remain duly registered under all applicable federal securities laws and that it shall perform its obligations for the Trust in compliance in all material respects with any applicable federal securities laws and with the securities laws of the Commonwealth of Massachusetts. MFS represents and warrants that it is not subject to state securities laws other than the securities laws of the Commonwealth of Massachusetts and that it is exempt from registration as an investment adviser under the securities laws of the Commonwealth of Massachusetts.

      2.8. No less frequently than annually, the Company shall submit to the Board such reports, material or data as the Board may reasonably request so that it may carry out fully the obligations imposed upon it by the conditions contained in the exemptive application pursuant to which the SEC has granted exemptive relief to permit mixed and shared funding (the "Mixed and Shared Funding Exemptive Order").

      2.9. Each party acknowledges that the Company's Accounts purchase and sell shares of the Portfolios on an omnibus basis, and that neither the Portfolios nor MFS has knowledge of the identity of Policy owners or their Policy transactions which involve subaccounts investing in the Portfolios except to the extent such information is obtained pursuant to Section 1.10 of this Agreement. Each party represents and warrants that it has adopted and implemented policies and procedures reasonably designed to comply with its obligations under the U.S. Bank Secrecy Act of 1970, as amended (31 U.S.C. ss. 5311 et seq.), including without limitation, (i) any obligation to adopt and implement an anti-money laundering program; (ii) any obligation to verify the identity of its customers; and (iii) any obligation to report suspicious activity. The Company further represents and warrants that it has undertaken appropriate due diligence into the identity of Policy owners as necessary to comply with the U.S. economic or trade sanctions administered by the Office of Foreign Assets Control, U.S. Department of the Treasury.

ARTICLE III. PROSPECTUS AND PROXY STATEMENTS; VOTING
             ---------------------------------------

      3.1. At least annually, the Trust or its designee shall provide the Company, free of charge, with as many copies of the current prospectus (describing only the Portfolios listed in Schedule A hereto) for the Shares as the Company may reasonably request for distribution to existing Policy owners whose Policies are funded by such Shares. The Trust or its designee shall provide the Company, at the Company's expense, with as many copies of the current prospectus for the Shares as the Company may reasonably request for distribution to prospective purchasers of Policies. If requested by the Company in lieu thereof, the Trust or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the Company, as a diskette in the form sent to the financial printer) or other medium agreed to by the parties and other assistance as is reasonably necessary in order, once each year (or more frequently if the prospectus for the Shares is supplemented or amended), to have the prospectus for the Shares printed. If the prospectus for the Shares is printed together with other prospectuses, such as the prospectuses for other investment products under the Policies (the "Combined Prospectus"), the Trust or its designee shall pay the expenses of such printing in proportion to the number of pages of the Shares' prospectus in the Combined Prospectus, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; the Trust or its designee to bear the cost of printing the Shares' prospectus portion of such Combined Prospectus for distribution to owners of existing Policies funded by the Shares; provided, however, that the Company shall bear all printing expenses of any Trust prospectus where used for distribution to prospective purchasers or to owners of existing Policies not funded by the Shares. In the event that the Company requests that the Trust or its designee provides the Trust's prospectus in a "camera ready," diskette or other format, the Trust shall be responsible for providing the prospectus in the format in which it or MFS is accustomed to formatting prospectuses and shall bear the expense of providing the Prospectus in such format typesetting expenses), and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

      3.2. The prospectus for the Shares shall state that the statement of additional information for the Shares is available from the Trust or its designee. The Trust or its designee, at its expense, shall print and provide such statement of additional information to the Company (or a master of such statement suitable for duplication by the Company) for distribution to any owner of a Policy funded by the Shares. The Trust or its designee, at the Company's expense, shall print and provide such statement to the Company (or a master of such statement suitable for duplication by the Company) for distribution to a prospective purchaser who requests such statement or to an owner of a Policy not funded by the Shares.

      3.3. The Trust or its designee shall provide the Company free of charge copies, if and to the extent applicable to the Shares, of the Trust's reports to Shareholders and other communications to Shareholders in such quantity as the Company shall reasonably require for distribution to Policy owners.

      3.4. Notwithstanding the provisions of Sections 3.1, 3.2, and 3.3 above, or of Article V below, the Company shall pay the expense of printing or providing documents to the extent such cost is considered a distribution expense. Distribution expenses would include by way of illustration, but are not limited to, the printing of the Shares' prospectus or prospectuses for distribution to prospective purchasers or to owners of existing Policies not funded by such Shares.

      3.5. The Trust hereby notifies the Company that it may be appropriate to include in the prospectus pursuant to which a Policy is offered disclosure regarding the potential risks of mixed and shared funding.

      3.6. If and to the extent required by law, the Company shall:

            (a)   solicit voting instructions from Policy owners;

            (b) vote the Shares in accordance with instructions received from Policy owners; and

            (c) vote the Shares for which no instructions have been received in the same proportion as the Shares of such Portfolio for which instructions have been received from Policy owners;

so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable contract owners. The Company will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Policy owners. The Company reserves the right to vote shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts holding Shares calculates voting privileges in the manner required by the Mixed and Shared Funding Exemptive Order. The Trust and MFS will notify the Company of any changes of interpretations or amendments to the Mixed and Shared Funding Exemptive Order.

      3.7. In the event the Trust initiates (i) a reorganization as defined by
Section 2 of the 1940 Act, or (ii) changes the Trust's name or the name of a Portfolio, the Trust will bear, or arrange for others to bear, the Company's internal and out-of-pocket costs associated with the aforementioned actions (each an "Event") to the extent that such costs arise out of required shareholder communications. The Trust or its designee shall also reimburse the Company for such other non-shareholder communication costs the Company incurs which are related to the Event as the Parties to this Agreement may agree in writing in advance of the occurrence of each such Event, provided however, if the Trust or its designee fails to provide thirty (30) days' advance notice of such Event to the Company in order to negotiate such additional agreed upon amounts ahead of the occurrence of the Event, then the Trust or its designee shall negotiate such additional agreed upon amounts with the Company within the thirty (30) days immediately following the occurrence of the Event and shall complete the reimbursement to the Company of the agreed upon additional amounts within sixty (60) days after the Event occurs. Company agrees to use its best efforts to minimize any costs incurred and shall provide the Trust or its designee with acceptable documentation of any such costs incurred within six (6) months of incurring such costs.

ARTICLE IV. SALES MATERIAL AND INFORMATION
            ------------------------------

      4.1. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material in which the Trust, MFS, any investment adviser to the Trust, or any affiliate of MFS are named, at least three (3) Business Days prior to its use. No such material shall be used if the Trust, MFS, or their respective designees reasonably objects to such use within three (3) Business Days after receipt of such material.

      4.2. The Company shall not give any information or make any representations or statement on behalf of the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS or concerning the Trust or any other such entity in connection with the sale of the Policies other than the information or representations contained in the registration statement prospectus or statement of additional information for the Shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust, MFS or their respective designees, except with the permission of the Trust, MFS or their respective designees. The Trust, MFS or their respective designees each agrees to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information concerning the Trust, MFS or any of their affiliates which is intended for use only by brokers or agents selling the Policies (i.e., information that is not intended for distribution to Policy owners or prospective Policy owners) is so used, and neither the Trust, MFS nor any of their affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

      4.3. The Trust or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or the Accounts is named, at least three (3) Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within three (3) Business Days after receipt of such material.

      4.4. The Trust and MFS shall not give, and agree that the Underwriter shall not give, any information or make any representations or statements on behalf of the Company or concerning the Company, the Accounts, or the Policies in connection with the sale of the Policies other than the information or representations contained in a registration statement, prospectus, or statement of additional information for the Policies, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports for the Accounts, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company. The Company or its designee agrees to respond to any request for approval on a prompt and timely basis. The parties hereto agree that this Section 4.4. is neither intended to designate nor otherwise imply that MFS is an underwriter or distributor of the Policies.

      4.5. The Company and the Trust (or its designee in lieu of the Company or the Trust, as appropriate) will each provide to the other at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Policies, or to the Trust or its Shares, prior to or contemporaneously with the filing of such document with the SEC or other regulatory authorities. The Company and the Trust shall also each promptly inform the other of the results of any examination by the SEC (or other regulatory authorities) that relates to the

Policies, the Trust or its Shares, and the party that was the subject of the examination shall provide the other party with a copy of relevant portions of any "deficiency letter" or other correspondence or written report regarding any such examination.

      4.6. The Trust and MFS will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in the Trust's registration statement, particularly any change resulting in change to the registration statement or prospectus or statement of additional information for any Account. The Trust and MFS will cooperate with the Company so as to enable the Company to assist in the solicitation of proxies from Policy owners or to make changes to its prospectus, statement of additional information or registration statement, in an orderly manner. The Trust and MFS will make reasonable efforts to attempt to have changes affecting Policy prospectuses become effective simultaneously with the annual updates for such prospectuses.

      4.7. For purpose of this Article IV and Article VIII the phrase "sales literature or other promotional material" includes but is not limited to advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media e.g., online networks such as the internet or other electronic messages), and sales literature (such as brochures, circulars, reprints or excerpts or any other advertisement, sales literature, or published articles), distributed or made generally available to customers or the public, educational or training materials or communications distributed or made generally available to some or all agents or employees.

ARTICLE V. FEES AND EXPENSES
           -----------------

      5.1. The Trust shall pay no fee or other compensation to the Company under this Agreement, and the Company shall pay no fee or other compensation to the Trust, except that, to the extent the Trust or any Portfolio has adopted and implemented a plan pursuant to Rule l2b-1 under the 1940 Act to finance distribution and for Shareholder servicing expenses, then, subject to obtaining any required exemptive orders or regulatory approvals, the Trust may make payments to the Company or to the underwriter for the Policies in accordance with such plan. Each party, however, shall, in accordance with the allocation of expenses specified in Articles III and V hereof, reimburse other parties for expenses initially paid by one party but allocated to another party. In addition, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust and/or to the Accounts.

      5.2. The Trust or its designee shall bear the expenses for the cost of registration and qualification of the Shares under all applicable federal and state laws, including preparation and filing of the Trust's registration statement, and payment of filing fees and registration fees; preparation and filing of the Trust's proxy materials and reports to Shareholders; setting in type and printing its prospectus and statement of additional information (to the extent provided by and as determined in accordance with Article IV above); setting in type and printing the proxy materials and reports to Shareholders (to the extent provided by and as determined in accordance with Article IV above); the preparation of all statements and notices required of the Trust by any federal or state law with respect to its Shares; all taxes on the issuance or transfer of the Shares; and the costs of distributing the Trust's prospectuses and proxy materials to owners of Policies funded by the Shares and any expenses permitted to be paid or assumed by the Trust pursuant to a plan, if any, under Rule l2b-1 under the 1940 Act. The Trust shall not bear any expenses of marketing the Policies.

      5.3. The Company shall bear the expenses of distributing the Shares' prospectus or prospectuses in connection with new sales of the Policies and of distributing the Trust's Shareholder reports to Policy owners. The Company shall bear all expenses associated with the registration, qualification, and filing of the Policies under applicable federal securities and state insurance laws; the cost of preparing, printing and distributing the Policy prospectus and statement of additional information; and the cost of preparing, printing and distributing annual individual account statements for Policy owners as required by state insurance laws.

ARTICLE VI. DIVERSIFICATION AND RELATED LIMITATIONS
            ---------------------------------------

      6.1. The Trust and MFS represent and warrant that each Portfolio of the Trust will meet the diversification requirements of Section 817(h)(1) of the Code and Treas. Reg. 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, as they may be amended from time to time (and any revenue rulings, revenue procedures, notices, and other published announcements of the Internal Revenue Service interpreting these sections), as if those requirements applied directly to each such Portfolio. In the event of a breach of this representation and warranty by the Trust and/or MFS, they will take all reasonable steps to: (a) notify the Company of such breach; and (b) adequately diversify the Trust so as to achieve compliance within the grace period afforded by Treasury Regulation 1.817.5.

      6.2. The Trust and MFS represent that each Portfolio will elect to be qualified as a Regulated Investment Company under Subchapter M of the Code and that they will maintain such qualification (under Subchapter M or any successor or similar provision), and will notify the Company immediately upon having a reasonable basis for believing that they might not so qualify in the future.

ARTICLE VII. POTENTIAL MATERIAL CONFLICTS
             ----------------------------

      7.1. The Trust agrees that the Board, constituted with a majority of disinterested trustees, will monitor each Portfolio of the Trust for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners of the Company and/or affiliated companies ("contract owners") investing in the Trust. The Board shall have the sole authority to determine if a material irreconcilable conflict exists, and such determination shall be binding on the Company only if approved in the form of a resolution by a majority of the Board, or a majority of the disinterested trustees of the Board. The Board will give prompt notice of any such determination to the Company.

      7.2. The Company agrees that it will be responsible for assisting the Board in carrying out its responsibilities under the conditions set forth in the Trust's exemptive application pursuant to which the SEC has granted the Mixed and Shared Funding Exemptive Order by providing the Board, as it may reasonably request, with all information necessary for the Board to consider any issues raised and agrees that it will be responsible for promptly reporting any potential or existing conflicts of which it is aware to the Board including, but not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded. The Company also agrees that, if a material irreconcilable conflict arises, it will at its own cost remedy such conflict up to and including (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting to a vote of all affected contract owners whether to withdraw assets from the Trust or any Portfolio and reinvesting such assets in a different investment medium and, as appropriate, segregating the assets attributable to any appropriate group of contract owners that votes in favor of such segregation, or offering to any of the affected contract owners the option of segregating the assets attributable to their contracts or policies, and (b) establishing a new registered management investment company and segregating the assets underlying the Policies, unless a majority of Policy owners materially adversely affected by the conflict have voted to decline the offer to establish a new registered management investment company.

      7.3. A majority of the disinterested trustees of the Board shall determine whether any proposed action by the Company adequately remedies any material irreconcilable conflict. In the event that the Board determines that any proposed action does not adequately remedy any material irreconcilable conflict, the Company will withdraw from investment in the Trust each of the Accounts designated by the disinterested trustees and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and
                         -----------------
termination shall be limited to the extent required to remedy any such material irreconcilable conflict as determined by a majority of the disinterested trustees of the Board. No charge or penalty will be imposed as a result of such withdrawal.

      7.4. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as my be necessary to comply with Rule 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1, 7.2,
7.3 and 7.4 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII. INDEMNIFICATION
              ---------------

      8.1. INDEMNIFICATION BY THE COMPANY
           ------------------------------

      The Company agrees to indemnify and hold harmless the Trust, MFS, any affiliates of MFS, and each of their respective directors/trustees, officers and each person, if any, who controls the Trust or MFS within the meaning of
Section 15 of the 1933 Act, and any directors, trustees, officers, agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements,

            (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the. Policies or contained in the Policies or sales literature or other promotional material for the Policies (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading provided that this
                                                    --------
                  agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Company or its designee by or on behalf of the Trust or MFS for use in the registration statement, prospectus or statement of additional information for the Policies or in the Policies or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

            (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust not supplied by the Company or its designee, or persons under its control and on which the Company has reasonably relied) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

            (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Trust, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company; or

            (d) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

            (e) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

      as limited by and in accordance with the provisions of this Article
      VIII.

      INDEMNIFICATION BY THE TRUST
      ----------------------------

      The Trust agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and any directors, trustees, officers, partners, agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for Purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

            (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, provided that this agreement to indemnify shall not apply as
                  --------
                  to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information famished to the Trust, MFS, the Underwriter or their respective designees by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Trust or in sales literature or other promotional material for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

            (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material for the Policies not supplied by the Trust, MFS, the

                  Underwriter or any of their respective designees or persons under their respective control and on which any such entity has reasonably relied) or wrongful conduct of the Trust or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

            (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Accounts or relating to the Policies, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information famished to the Company by or on behalf of the Trust, MFS or the Underwriter; or

            (d) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement) or arise out of or result from any other material breach of this Agreement by the Trust; or

            (e) arise out of or result from the materially incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate; or

            (f) arise as a result of any failure by the Trust to provide the services and furnish the materials under the term of the Agreement;

      as limited by and in accordance with the provisions of this Article
      VIII.

      8.3. In no event shall the Trust be liable under the indemnification provisions contained in this Agreement to any individual or entity, including without limitation, the Company, or any Participating Insurance Company or any Policy holder, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by the Company hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by the Company or any Participating Insurance Company to maintain its segregated asset account (which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by the Company or any Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

      8.4. Neither the Company nor the Trust shall be liable under the indemnification provisions contained in this Agreement with respect to any losses, claims, damages, liabilities or expenses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, willful misconduct, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

      8.5. Promptly after receipt by an Indemnified Party under this Section
8.5. of notice of commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, at its own expense and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from the indemnifying party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless: (a) the indemnifying party and the Indemnified Party will have mutually agreed to the retention of such counsel; or (b) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party will not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

      8.6. Each of the parties agrees promptly to notify the other parties of the commencement of any litigation or proceeding against it or any of its respective officers, directors, trustees, employees or 1933 Act control persons in connection with the Agreement, the issuance or sale of the Policies, the operation of the Accounts, or the sale or acquisition of Shares.

      8.7. A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article
VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.

      8.8. Except as expressly stated herein, as between the parties, in no event will any party to this Agreement be responsible to any other party for any incidental, indirect, consequential, punitive or exemplary damages of any kind arising from this Agreement, including without limitation, lost revenues, loss of profits or loss of business.

ARTICLE IX. APPLICABLE LAW
            --------------

      9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

      9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X. NOTICE OF FORMAL PROCEEDINGS
           ----------------------------

      The Trust, MFS, and the Company agree that each such party shall promptly notify the other parties to this Agreement, in writing, of the institution of any formal proceedings brought against such party or its designees by the NASD, the SEC, or any insurance department or any other regulatory body regarding such party's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares.

ARTICLE XI. TERMINATION
            -----------

      11.1. This Agreement shall terminate with respect to the Accounts, or one, some, or all Portfolios:

            (a) at the option of any party upon ninety (90) days' advance written notice to the other parties or, if later, upon receipt of any required exemptive relief or orders from the SEC unless otherwise agreed in a separate written agreement by the parties; or

            (b) at the option of the Company to the extent that the Shares of Portfolios are not reasonably available to meet the requirements of the Policies or are not "appropriate funding vehicles" for the Policies, as reasonably determined by the Company. Without limiting the generality of the foregoing, the Shares of a Portfolio would not be "appropriate funding vehicles" if, for example, such Shares did not meet the diversification or other requirements referred to in Article VI hereof; or if the Company would be permitted to disregard Policy owner voting instructions pursuant to Rule 6e-2 or 6e-3(T) under the 1940 Act. Prompt notice of the election to terminate for such cause and an explanation of such cause shall be furnished to the Trust by the Company; or

            (c) at the option of the Trust or MFS upon institution of formal proceedings against the Company by the NASD, the SEC, or any insurance department or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Policies, the operation of the

                  Accounts, or the purchase of the Shares provided that MFS or the Trust determine in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

            (d) at the option of the Company upon institution of formal proceedings against the Trust by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or MFS' duties under this Agreement or related to the sale of the Shares provided that the Company determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Trust's ability to perform its obligations under this Agreement; or

            (e) at the option of the Company, the Trust or MFS upon receipt of any necessary regulatory approvals and/or the vote of the Policy owners having an interest in the Accounts (or any subaccounts) to substitute the shares of another investment company for the corresponding Portfolio Shares in accordance with the terms of the Policies for which those Portfolio Shares had been selected to serve as the underlying investment media. The Company will give thirty (30) days' prior written notice to the Trust of the Date of any proposed vote or other action taken to replace the Shares; or

            (f) termination by either the Trust or MFS by written notice to the Company, if either one or both of the Trust or MFS respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

            (g) termination by the Company by written notice to the Trust and MFS, if the Company shall determine, in its sole judgment exercised in good faith, that the Trust or MFS has suffered a material adverse change in this business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

            (h) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; or

            (i) upon assignment of this Agreement, unless made with the written consent of the parties hereto.

      11.2. The notice shall specify the Portfolio or Portfolios, Policies and, if applicable, the Accounts as to which the Agreement is to be terminated.

      11.3. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 11- 1 (a) may be exercised for cause or for no cause.

      11.4. Except as necessary to implement Policy owner initiated transactions, or as required by state insurance laws or regulations, the Company shall not redeem the Shares attributable to the Policies (as opposed to the Shares attributable to the Company's assets held in the Accounts), and the Company shall not prevent Policy owners from allocating payments to a Portfolio that was otherwise available under the Policies, until thirty (30) days after the Company shall have notified the Trust of its intention to do so.

      11.5. Notwithstanding any termination of this Agreement, the Trust and MFS shall, at the option of the Company, continue to make available additional shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Policies in effect on the effective date of termination of this Agreement (the "Existing Policies"), except as otherwise provided under
Article VII of this Agreement. Specifically, without limitation, the owners of the Existing Policies shall be permitted to transfer or reallocate investment under the Policies, redeem investments in any Portfolio and/or invest in the Trust upon the making of additional purchase payments under the Existing Policies. As long as shares of the Portfolios are held under Existing Policies in accordance with this Section 11.5, the provisions of this Agreement will survive the termination of this Agreement with respect to those Existing Policies.

ARTICLE XII. NOTICES
             -------

      Any notice shall be sufficiently given when sent by registered or certified mail, overnight courier or facsimile (or any other method agreed to by the parties) to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

      If to the Trust:

               MFS Variable Insurance Trust
               500 Boylston Street
               Boston, Massachusetts 02116
               Facsimile No.: (617) 954-6624
               Attn:  Assistant Secretary

      If to the Company:

               American Enterprise Life Insurance Company
               IDS Life Insurance Company
               1765 Ameriprise Financial Center
               Minneapolis, Minnesota 55474
               Attn:  Vice President
               Facsimile No: (612) 671-3866

      With a copy to:

               Riversource Distributors, Inc.
               50607 Ameriprise Financial Center
               Minneapolis, Minnesota 55474
               Attn:  President
               Facsimile No.: (612) 671-3767

      If to MFS:

                 Massachusetts Financial Services Company
                 500 Boylston Street
                 Boston, Massachusetts 02116
                 Facsimile No.:  (617) 954-6624
                 Attn:  General Counsel

ARTICLE XIII. MISCELLANEOUS
              -------------

      13.1. Subject to the requirement of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Policies and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement or as otherwise required by applicable law or regulation, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as it may come into the public domain. The Company, the Trust and MFS agree to take all necessary steps to comply with applicable regulations protecting the privacy of consumer and customer financial information (as defined in such regulations). To the extent the Trust or MFS or agents of either provide the Company with any nonpublic personal information (as defined in such regulations) to perform services or functions on behalf of the Trust or MFS, the Company agrees (i) not to disclose or use any such information for any purpose other than to carry out the purposes for which the Trust, MFS or their agents disclosed the information or as permitted by law in the ordinary course of business to carry out those purposes; and (ii) to contractually require all its agents, representatives, or any other party to whom the Company may provide access to or disclose nonpublic personal information to limit the use and disclosure of nonpublic personal information to that purpose. To the extent the Company or its agents provide the Trust, MFS or their agents with any nonpublic personal information (as defined in such regulations) to perform services or functions on the Company's behalf , the Trust, MFS and their agents agree (i) not to disclose or use any such information for any purpose other than to carry out the purposes for which the Company disclosed the information or as permitted by law in the ordinary course of business to carry out those purposes; and
(ii) to contractually require all their agents, representatives, or any other party to whom the Trust, MFS or their agents may provide access to or disclose nonpublic personal information to limit the use and disclosure of nonpublic personal information to that purpose. The Company, the Trust and MFS agree to adopt policies and procedures that address administrative, technical and physical safeguards for the protection of customer records and information. The parties acknowledge that any breach of the agreements in this Section 13.1 would result in immediate and irreparable harm for which there would be no adequate remedy at law and agree that in the event of such a breach, the injured party would be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

      13.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

      13.3. This Agreement may be executed simultaneously in one or more counterparts, each of which taken together shall constitute one and the same instrument.

      13.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

      13.5. The Schedule attached hereto, as modified from time to time, is incorporated herein by reference and is part of this Agreement.

      13.6. Each party hereto shall cooperate with each other party in connection with inquiries by appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

      13.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

      13.8. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Company acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. The Company further acknowledges that the assets and liabilities of each Portfolio are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Portfolio on whose behalf the Trust has executed this instrument. The Company also agrees that the obligations of each Portfolio hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the Company agrees not to proceed against any Portfolio for the obligations of another Portfolio.

      13.9. The Company shall not use any designation comprised in whole or in part of the names or marks "Massachusetts Financial Services Company," "MFS Investment Management" or "MFS" or any other trademark relating to MFS without the prior written consent of MFS, in which case the Company nay use such designation in accordance with consent given. Upon termination of this Agreement for any reason, each party shall cease all use of any such name or mark of the other parties as soon as reasonably practicable.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

ATTEST:                                       AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                              IDS LIFE INSURANCE COMPANY

By:  /s/ Betsy Hannum
   -----------------------
Name:  Betsy Hannum
Title: Assistant Secretary of each Company    By:  /s/ Patrick H. Carey III
                                                 -----------------------------
                                              Name:  Patrick H. Carey III
                                              Title: Vice President of each Company


                                              MFS VARIABLE INSURANCE TRUST, ON BEHALF OF
                                              THE PORTFOLIOS
                                              By its authorized officer and not individually,


                                              By:  /s/ Susan S. Newton
                                                 -----------------------------
                                              Name:  Susan S. Newton
                                              Title: Assistant Secretary


                                              MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                              By its authorized officer,


                                              By:  /s/ Robert J. Manning
                                                 -----------------------------
                                              Name:  Robert J. Manning
                                              Title: President and Chief Executive Officer

                                                                  June 9, 2006

                                  SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT

-------------------------------------------------------------------------------------------------------------
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------------------------------
     Name of Separate           Policies Funded by      Share Class (Initial or    Portfolios Applicable to
     Account and Date            Separate Account           Service Class)                 Policies
  Established by Board of
         Directors
-------------------------------------------------------------------------------------------------------------
AMERICAN ENTERPRISE          RiverSource Pinnacle       Initial Class              MFS(R) Investors Trust
VARIABLE ANNUITY             Variable Annuity                                      Series
ACCOUNT, JULY 15, 1987
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Total Return
                                                                                   Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          RiverSource Signature      Initial Class              MFS(R) New Discovery
VARIABLE ANNUITY             Variable Annuity(SM)                                  Series
ACCOUNT, JULY 15, 1987
(effective January 1,                                                              MFS(R) Research Series
2007: RiverSource
Variable Annuity                                                                   MFS(R) Utilities Series
Account)
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          RiverSource Signature      Initial Class              MFS(R) New Discovery
VARIABLE ANNUITY             One Variable Annuity(SM)                              Series
ACCOUNT, JULY 15, 1987
(effective January 1,                                                              MFS(R) Research Series
2007: RiverSource
Variable Annuity                                                                   MFS(R) Utilities Series
Account)
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          Wells Fargo                Initial Class              MFS(R) Investors Trust
VARIABLE ANNUITY             Advantage(SM) Variable                                Series
ACCOUNT, JULY 15, 1987       Annuity
(effective January 1,                                                              MFS(R) Utilities Series
2007: RiverSource
Variable Annuity
Account)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------------------------------
     Name of Separate           Policies Funded by      Share Class (Initial or    Portfolios Applicable to
     Account and Date            Separate Account           Service Class)                 Policies
  Established by Board of
         Directors
-------------------------------------------------------------------------------------------------------------
AMERICAN ENTERPRISE          Wells Fargo                Initial Class              MFS(R) Investors Trust
VARIABLE ANNUITY             Advantage(SM) Builder                                 Series
ACCOUNT, JULY 15, 1987       Variable Annuity
(effective January 1,                                                              MFS(R) Utilities Series
2007: RiverSource
Variable Annuity
Account)
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          Wells Fargo Advantage      Initial Class              MFS(R) Investors Trust
VARIABLE ANNUITY             Choice Variable Annuity                               Series
ACCOUNT, JULY 15, 1987
(effective January 1,                                                              MFS(R) Utilities Series
2007: RiverSource
Variable Annuity
Account)
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          RiverSource Signature      Initial Class              MFS(R) New Discovery
VARIABLE LIFE ACCOUNT,       Variable Universal                                    Series
JULY 15, 1987 (effective     Life(SM)
January 1, 2007:                                                                   MFS(R) Research Series
RiverSource Variable
Life Account)                                                                      MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          RiverSource                Service Class              MFS(R) New Discovery
VARIABLE ANNUITY             AccessChoice(SM) Select                               Series
ACCOUNT, JULY 15, 1987       Variable Annuity
(effective January 1,                                                              MFS(R) Total Return
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          RiverSource Endeavor(SM)   Service Class              MFS(R) New Discovery
VARIABLE ANNUITY             Select Variable Annuity                               Series
ACCOUNT, JULY 15, 1987
(effective January 1,                                                              MFS(R) Total Return
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------------------------------
     Name of Separate           Policies Funded by      Share Class (Initial or    Portfolios Applicable to
     Account and Date            Separate Account           Service Class)                 Policies
  Established by Board of
         Directors
-------------------------------------------------------------------------------------------------------------
AMERICAN ENTERPRISE          RiverSource                Service Class              MFS(R) Investors Growth
VARIABLE ANNUITY             FlexChoice(SM) Select                                 Stock  Series
ACCOUNT, JULY 15, 1987       Variable Annuity
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Total Return
                                                                                   Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          RiverSource                Service Class              MFS(R) Investors Trust
VARIABLE ANNUITY             FlexChoice(SM) Variable                               Series
ACCOUNT, JULY 15, 1987       Annuity
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Total Return
                                                                                   Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          RiverSource                Service Class              MFS(R) Investors Growth
VARIABLE ANNUITY             Innovations(R) Classic                                Stock Series
ACCOUNT, JULY 15, 1987       Select Variable Annuity
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Total Return
                                                                                   Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          RiverSource                Service Class              MFS(R) Investors Growth
VARIABLE ANNUITY             Innovations(R) Select                                 Stock Series
ACCOUNT, JULY 15, 1987       Variable Annuity
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Total Return
                                                                                   Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------------------------------
     Name of Separate           Policies Funded by      Share Class (Initial or    Portfolios Applicable to
     Account and Date            Separate Account           Service Class)                 Policies
  Established by Board of
         Directors
-------------------------------------------------------------------------------------------------------------
AMERICAN ENTERPRISE          RiverSource                Service Class              MFS(R) Investors Growth
VARIABLE ANNUITY             Innovations(SM) Variable                              Stock Series
ACCOUNT, JULY 15, 1987       Annuity
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Total Return
                                                                                   Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          RiverSource New            Service Class              MFS(R) Investors Growth
VARIABLE ANNUITY             Solutions Variable                                    Stock Series
ACCOUNT, JULY 15, 1987       Annuity(SM)
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Total Return
                                                                                   Series
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          RiverSource(R) Signature   Service Class              MFS(R) Investors Growth
VARIABLE ANNUITY             One Select Variable                                   Stock Series
ACCOUNT, JULY 15, 1987       Annuity
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Total Return
                                                                                   Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          RiverSource(R) Galaxy      Service Class              MFS(R) Investors Trust
VARIABLE ANNUITY             Premier Variable                                      Series
ACCOUNT, JULY 15, 1987       Annuity
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Total Return
                                                                                   Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------------------------------
     Name of Separate           Policies Funded by      Share Class (Initial or    Portfolios Applicable to
     Account and Date            Separate Account           Service Class)                 Policies
  Established by Board of
         Directors
-------------------------------------------------------------------------------------------------------------
AMERICAN ENTERPRISE          Evergreen New              Service Class              MFS(R) New Discovery
VARIABLE ANNUITY             Solutions Variable                                    Series
ACCOUNT, JULY 15, 1987       Annuity
(effective January 1,                                                              MFS(R) Total Return
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          RiverSource                Service Class              MFS(R) Investors Growth
VARIABLE ANNUITY             Innovations(SM) Classic                               Stock Series
ACCOUNT, JULY 15, 1987       Variable Annuity
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Total Return
                                                                                   Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          RiverSource Signature      Service Class              MFS(R) Investors Growth
VARIABLE ANNUITY             Select Variable Annuity                               Stock Series
ACCOUNT, JULY 15, 1987
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Total Return
                                                                                   Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

AMERICAN ENTERPRISE          Evergreen Pathways         Service Class              MFS(R) New Discovery
VARIABLE ANNUITY             Variable Annuity                                      Series
ACCOUNT, JULY 15, 1987
(effective January 1,                                                              MFS(R) Total Return
2007: RiverSource                                                                  Series
Variable Annuity
Account)                                                                           MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
IDS LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------------------------------
    Name of Separate          Policies Funded by        Share Class (Initial or    Portfolios Applicable to
    Account and Date           Separate Account             Service Class)                 Policies
Established by Board of
       Directors
-------------------------------------------------------------------------------------------------------------
IDS LIFE VARIABLE            RiverSource Retirement     Service Class              MFS(R) Investors Growth
ACCOUNT 10, AUGUST 23,       Advisor 4 Advantage                                   Stock Series
1995 (effective January
1, 2007: RiverSource                                                               MFS(R) Total Return
Variable Account 10)                                                               Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

IDS LIFE VARIABLE            RiverSource Retirement     Service Class              MFS(R) Investors Growth
ACCOUNT 10, AUGUST 23,       Advisor 4 Select                                      Stock Series
1995 (effective January
1, 2007: RiverSource                                                               MFS(R) Total Return
Variable Account 10)                                                               Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

IDS LIFE VARIABLE            RiverSource Retirement     Service Class              MFS(R) Investors Growth
ACCOUNT 10, AUGUST 23,       Advisor 4 Access                                      Stock Series
1995 (effective January
1, 2007: RiverSource                                                               MFS(R) Total Return
Variable Account 10)                                                               Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

IDS LIFE VARIABLE            RiverSource Retirement     Service Class              MFS(R) Investors Growth
ACCOUNT 10, AUGUST 23,       Advisor Variable                                      Stock Series
1995 (effective January      Annuity(R)
1, 2007: RiverSource                                                               MFS(R) New Discovery
Variable Account 10)                                                               Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

IDS LIFE VARIABLE            RiverSource Retirement     Service Class              MFS(R) Investors Growth
ACCOUNT 10, AUGUST 23,       Advisor Variable                                      Stock Series
1995 (effective January      Annuity(R) - Band 3
1, 2007: RiverSource                                                               MFS(R) New Discovery
Variable Account 10)                                                               Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
IDS LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------------------------------
    Name of Separate          Policies Funded by        Share Class (Initial or    Portfolios Applicable to
    Account and Date           Separate Account             Service Class)                 Policies
Established by Board of
       Directors
-------------------------------------------------------------------------------------------------------------
IDS LIFE VARIABLE            RiverSource Retirement     Service Class              MFS(R) Investors Growth
ACCOUNT 10, AUGUST 23,       Advisor Advantage(R)                                  Stock Series
1995 (effective January      Variable Annuity
1, 2007: RiverSource                                                               MFS(R) New Discovery
Variable Account 10)                                                               Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

IDS LIFE VARIABLE            RiverSource Retirement     Service Class              MFS(R) Investors Growth
ACCOUNT 10, AUGUST 23,       Advisor Advantage(R)                                  Stock Series
1995 (effective January      Variable Annuity -
1, 2007: RiverSource         Band 3                                                MFS(R) New Discovery
Variable Account 10)                                                               Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

IDS LIFE VARIABLE            RiverSource Retirement     Service Class              MFS(R) Investors Growth
ACCOUNT 10, AUGUST 23,       Advisor Advantage                                     Stock Series
1995 (effective January      Plus(SM) Variable Annuity
1, 2007: RiverSource                                                               MFS(R) New Discovery
Variable Account 10)                                                               Series

                                                                                   MFS(R) Total Return
                                                                                   Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

IDS LIFE VARIABLE            RiverSource Retirement     Service Class              MFS(R) Investors Growth
ACCOUNT 10, AUGUST 23,       Advisor Select(R)                                     Stock Series
1995 (effective January      Variable Annuity
1, 2007: RiverSource
Variable Account 10)                                                               MFS(R) New Discovery
                                                                                   Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

IDS LIFE VARIABLE            RiverSource Retirement     Service Class              MFS(R) Investors Growth
ACCOUNT 10, AUGUST 23,       Advisor Select Plus(SM)                               Stock Series
1995 (effective January      Variable Annuity
1, 2007: RiverSource                                                               MFS(R) New Discovery
Variable Account 10)                                                               Series

                                                                                   MFS(R) Total Return
                                                                                   Series

                                                                                   MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
IDS LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------------------------------
    Name of Separate          Policies Funded by        Share Class (Initial or    Portfolios Applicable to
    Account and Date           Separate Account             Service Class)                 Policies
Established by Board of
       Directors
-------------------------------------------------------------------------------------------------------------
IDS LIFE VARIABLE LIFE       RiverSource(R) Single      Service Class              MFS(R) Investors Growth
SEPARATE ACCOUNT,            Premium Variable Life                                 Stock Series
OCTOBER 16, 1985
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Life Separate
Account)                                                                           MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

IDS LIFE VARIABLE LIFE       RiverSource Variable       Service Class              MFS(R) Investors Growth
SEPARATE ACCOUNT,            Universal Life                                        Stock Series
OCTOBER 16, 1985             Insurance(SM)
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Life Separate
Account)
-------------------------------------------------------------------------------------------------------------

IDS LIFE VARIABLE LIFE       RiverSource Variable       Service Class              MFS(R) Investors Growth
SEPARATE ACCOUNT,            Universal Life III(SM)                                Stock Series
OCTOBER 16, 1985
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Life Separate
Account)
-------------------------------------------------------------------------------------------------------------

IDS LIFE VARIABLE LIFE       RiverSource(R) Variable    Service Class              MFS(R) Investors Growth
SEPARATE ACCOUNT,            Universal Life IV(SM)                                 Stock Series
OCTOBER 16, 1985
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Life Separate
Account)                                                                           MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

IDS LIFE VARIABLE LIFE       RiverSource(R) Variable    Service Class              MFS(R) Investors Growth
SEPARATE ACCOUNT,            Universal Life IV -                                   Stock Series
OCTOBER 16, 1985             Estate Series
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Life Separate
Account)                                                                           MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
IDS LIFE INSURANCE COMPANY
-------------------------------------------------------------------------------------------------------------
    Name of Separate          Policies Funded by        Share Class (Initial or    Portfolios Applicable to
    Account and Date           Separate Account             Service Class)                 Policies
Established by Board of
       Directors
-------------------------------------------------------------------------------------------------------------
IDS LIFE VARIABLE LIFE       RiverSource(R) Variable    Service Class              MFS(R) Investors Growth
SEPARATE ACCOUNT,            Second-To-Die Life                                    Stock Series
OCTOBER 16, 1985             Insurance(SM)
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Life Separate
Account)
-------------------------------------------------------------------------------------------------------------

IDS LIFE VARIABLE LIFE       RiverSource Succession     Service Class              MFS(R) Investors Growth
SEPARATE ACCOUNT,            Select(SM) Variable Life                              Stock Series
OCTOBER 16, 1985             Insurance
(effective January 1,                                                              MFS(R) New Discovery
2007: RiverSource                                                                  Series
Variable Life Separate
Account)
-------------------------------------------------------------------------------------------------------------